UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant                                          [X]
Filed by a Party other than the Registrant         [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-12

NORD RESOURCES CORPORATION
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.

3)	Filing Party:

4)	Date Filed:

ii

NORD RESOURCES CORPORATION
1 West Wetmore Road, Suite 203,
Tucson, Arizona, 85705

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on September 18, 2012

Dear Stockholder:

          The Annual Meeting of Stockholders (the “Annual Meeting”) of Nord Resources Corporation (the “Company”) will be held at Embassy Suites, located at 3110 East Skyline Drive, Tucson, Arizona 85718, on September 18, 2012 at 10:00 a.m. (Pacific Standard Time).

          At the Annual Meeting, stockholders will be asked to:

1.	elect Ronald A. Hirsch, Stephen D. Seymour, Douglas P. Hamilton and John F. Cook to our Board of Directors;

2.	ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3.	transact any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

          The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record of the Company’s common stock at the close of business on July 20, 2012, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

          It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company’s common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

          If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Annual Meeting. If you are a stockholder of record, your ownership of the Company’s common stock will be verified against the list of stockholders of record as of July 20, 2012 prior to being admitted to the Annual Meeting. If you are not a stockholder of record and hold your shares of common stock in “street name” (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee) you must also provide proof of beneficial ownership as of July 20, 2012, such as your most recent account statement prior to July 20, 2012, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

iii

August 9, 2012

By Order of the Board of Directors

/s/ Ronald A. Hirsch

Ronald A. Hirsch
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 18, 2012:

The Proxy Statement and form of Proxy, as well as the
Company’s Annual Report on Form 10-K
for the year ended December 31, 2011
are available on the Internet at:

http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=04558.

v

NORD RESOURCES CORPORATION
1 West Wetmore Road, Suite 203,
Tucson, Arizona, 85705

PROXY STATEMENT
FOR THE 2012 ANNUAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON SEPTEMBER 18, 2012

THE ANNUAL MEETING

General

          This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Nord Resources Corporation (“we”, the “Company” or “Nord”) for use in connection with the Company’s 2012 annual meeting of stockholders (the “Annual Meeting”) to be held on September 18, 2012, at 10:00 a.m. (Pacific Standard Time), at Embassy Suites, located at 3110 East Skyline Drive, Tucson, Arizona 85718, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of Annual Meeting.

          This proxy statement, the notice of Annual Meeting and the enclosed form of proxy are expected to be mailed to our stockholders on or about August 9, 2012. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including financial statements for such period, will also be mailed to our stockholders with this proxy statement, but such report does not constitute a part of this proxy statement.

          Our principal executive office is located at 1 West Wetmore Road, Suite 203, Tucson, Arizona 85705.

Entitlement to Vote

          If you are a registered holder of shares of our common stock on July 20, 2012 (the “Record Date”), you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under “Voting of Proxies.” If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Voting of Proxies

          You can vote the shares that you own of record on the Record Date by either attending the Annual Meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the Annual Meeting and to vote in person. You may also submit your proxy on the Internet or over the telephone by following the instructions contained in the Proxy.

          You may revoke your proxy at any time before it is voted by:

(a)      filing a written notice of revocation of proxy with our corporate secretary at any time before the taking of the vote at the Annual Meeting;

(b)      executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary at any time before the taking of the vote at the Annual Meeting; or

(c)      attending at the Annual Meeting, giving affirmative notice at the Annual Meeting that you intend to revoke your proxy, and voting in person. Please note that your attendance at the Annual Meeting will not, in and of itself, revoke your proxy.

          All shares of common stock represented by properly executed proxies received at or prior to the Annual Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying notice of meeting. The shares represented by each proxy will also be voted for or against such other matters as may properly come before the Annual Meeting in the discretion of the persons named in the proxy as proxy holders. We are not aware of any other matters to be presented for action at the Annual Meeting other than those described herein.

          Any written revocation of proxy or subsequent later-dated proxy should be delivered to Nord Resources Corporation, 1 West Wetmore Road, Suite 203, Tucson, Arizona, 85705, Attention: Wayne M. Morrison, Secretary.

Record Date and Shares Entitled to Vote

          Our Board of Directors has fixed the close of business on July 20, 2012 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were approximately 112,488,604 shares of our common stock issued, outstanding, and entitled to vote at the Annual Meeting. Holders of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record at the Record Date. There are no separate voting groups or separate series of stock. There is no cumulative voting in the election of directors. The number of record holders of our common stock, $0.01 par value, as of July 20, 2012 was 1,920.

Quorum

          A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the Annual Meeting is one-third of our issued and outstanding shares of common stock as of the Record Date.

          In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares must be present at the Annual Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

1.	shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

2.	shares represented by properly executed proxies for which no instruction has been given; and

3.	broker non-votes.

          Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Votes Required

          Proposal One – Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock voting is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. A vote is withheld when a properly executed proxy is marked WITHHOLD for the election of one or more directors. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors. Further, brokers may not cast discretionary “uninstructed” votes in any election of directors.

          Proposal Two – Appointment of Accountants: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be “votes cast”, and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

Stockholder Proposals

          No proposals have been received from any stockholder to be considered at the Annual Meeting.

Other Matters

          It is not expected that any matters other than those referred to in this proxy statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

Solicitation of Proxies

          This proxy solicitation is made on behalf of our Board of Directors. We will solicit proxies initially by mail. Further solicitation may be made by our directors, officers and employees personally, by telephone, facsimile, e-mail, Internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock they hold as of the Record Date. We will bear the expenses incurred in connection with printing, filing and mailing of this proxy statement.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          None of the following persons has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, except in so far as they may be elected to office:

  each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

  each nominee for election as one of our directors; or

  any associate of any of the foregoing persons.

          None of the above persons has received any extra or special benefit in their capacity as a security holder of the Company.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of July 20, 2012 regarding the beneficial ownership of our common stock by:

  each person who is known by us to beneficially own more than 5% of our shares of common stock; and

  each named executive officer, each director, and all of our directors and executive officers as a group.

          The number of shares beneficially owned and the percentage of shares beneficially owned are based on 112,488,604 shares of common stock outstanding as of July 20, 2012.

          For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following July 20, 2012, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

	As of July 20, 2012
Name and Address of Beneficial Owner(1)	Shares	Percent
Named Executive Officers and Directors(2)
Ronald A. Hirsch Chairman	10,053,852(3)	8.9%
Stephen D. Seymour Director	6,078,828(4)	5.4%
Douglas P. Hamilton Director	846,172(5)	0.7%
John F. Cook Director	1,016,220(6)	2.4%

	As of July 20, 2012

Name and Address of Beneficial Owner(1)	Shares	Percent

Wayne M. Morrison Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer	3,772,325(7)	3.3%

Directors and Executive Officers as a Group (Five Persons)	23,461,669(8)	20.7%

Notes

(1)

Under Rule 13d–3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of common shares actually outstanding on July 20, 2012.

(2)	The address of the executive officers and directors is c/o Nord Resources Corporation, 1 West Wetmore Road, Suite 203, Tucson, Arizona, 85705.

(3)

In December 2010, Mr. Hirsch made a loan of $50,000 to our Company. The loan is evidenced by an amended and restated convertible promissory note dated January 28 2011, bears interest at 12% per annum, and matures on December 29, 2012. The unpaid principal and accrued interest outstanding under the note is convertible at the option of Mr. Hirsch at any time prior to the due date, in whole and not in part, into common stock at a conversion price of $0.16 per share. The number of shares reported as being beneficially owned by Mr. Hirsch includes 312,500 shares of common stock into which the principal is convertible, but does not include the number of shares issuable upon conversion of accrued interest as that figure is not currently known. Also includes 441,667 shares of common stock that may be acquired pursuant to options exercisable within 60 days.

(4)

In December 2010, Mr. Seymour made a loan of $50,000 to our Company. The loan is evidenced by an amended and restated convertible promissory note dated January 28 2011, bears interest at 12% per annum, and matures on December 29, 2012. The unpaid principal and accrued interest outstanding under the note is convertible at the option of Mr. Seymour at any time prior to the due date, in whole and not in part, into common stock at a conversion price of $0.16 per share. The number of shares reported as being beneficially owned by Mr. Seymour includes 312,500 shares of common stock into which the principal is convertible, but does not include the number of shares issuable upon conversion of accrued interest as that figure is not currently known. Also includes 491,667 shares of common stock that may be acquired pursuant to options exercisable within 60 days, 1,575,000 shares of common stock held by Mr. Seymour as a co–trustee of a trust, and 36,300 shares of common stock owned by his spouse. Mr. Seymour disclaims beneficial ownership of the 36,300 shares of common stock owned by his spouse.

(5)	Includes 400,000 shares of common stock that may be acquired pursuant to options exercisable within 60 days.

(6)

Includes 141,491 outstanding shares of common stock, all of which are owned by Tormin Resources Limited, a company owned and controlled by Mr. Cook. Also includes 400,000 shares of common stock that may be acquired pursuant to options exercisable within 60 days.

(7)	Includes 1,698,248 shares of common stock that may be acquired pursuant to options exercisable within 60 days.

(8)

Consists of 3,431,582 shares of common stock that may be acquired pursuant to options, and 625,000 shares of common stock that may be acquired pursuant to the conversion of convertible promissory notes, in each case exercisable within 60 days.

          The following table sets forth, as of July 20, 2012, certain information regarding beneficial ownership of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock.

		Common Stock Beneficially Owned
Name and Address Of			Percent of
Beneficial Owner	Title of Class	Number of Shares	Class(1)

Ross J. Beaty 864930 B. C. Ltd. 1550-625 Howe Street Vancouver, B.C. Canada V6C 2T6	Common Stock	68,500,000	60.9%

Riaz Shariff 1704 Al Moosa Tower 1 Sheikh Zayed Road Dubai, U.A.E.	Common Stock	11,470,000	10.4%

Notes

(1)	Applicable percentage of ownership is based on 112,488,604 shares of common stock outstanding as of July 20, 2012.

          We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

          We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

PROPOSAL NUMBER ONE:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

          We propose to elect four directors, each to hold office until each director’s successor is elected and qualified at our next Annual Meeting.

          The persons named in the enclosed proxy will vote for the election of the nominees listed under “Nominees for Election of Directors” below unless you instruct them otherwise, or unless a nominee is unwilling to serve as a director of our Company. Our Board of Directors has no reason to believe that any nominee will be unwilling to serve, but if a nominee should determine not to serve, the persons named in the proxy may vote for another candidate nominated by our Board of Directors.

          The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director. Our Amended Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

             Ronald A. Hirsch, Stephen D. Seymour, Douglas P. Hamilton and John F. Cook, each of whom is a current director, have been nominated by our Board of Directors for election. It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of these individuals and each of the nominees has consented to being named in this proxy statement and to serve, if elected. In the event that any or all of these individuals should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

Directors and Executive Officers

             The following table provides information regarding our directors (each of whom is a nominee for re-election to our Board of Directors) and executive officers:

Name and Municipality of		Current Office with Nord Resources
Residence	Age	Corporation	Director Since

Ronald A. Hirsch(1) Laguna Beach, CA	68	Director and Chairman	September 7, 2000

Stephen D. Seymour Baltimore, MD	70	Director	October 15, 2003

Douglas P. Hamilton North Chatham, MA	70	Director	February 15, 2006

John F. Cook Roslin, ON, Canada	72	Director	February 15, 2006

Wayne M. Morrison(2) Tucson, AZ	54	Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer	N/A

Notes

(1)	Mr. Hirsch also held the position of Chief Executive Officer of our Company until February 15, 2006.

(2)

On November 30, 2010, Mr. Morrison was appointed our Chief Executive Officer. Mr. Morrison continues to hold the positions of Secretary and Chief Financial Officer, since his appointment on January 8, 2008.

             The following is a description of the business background of the directors and director nominees of our Company:

Ronald A. Hirsch – Mr. Hirsch has been a director of our Company since September 7, 2000 and Chairman since October 20, 2003. He was also Chief Executive Officer from October 20, 2003 until February 15, 2006. Mr. Hirsch has over 30 years experience in the investment and corporate finance community. From January 2000 to October 2003, he was the President of Hirsch Enterprises, a private investment firm based in Santa Fe, New Mexico. Until 1997, Mr. Hirsch was Senior Vice President – Investments with Lehman Brothers in New York where he was employed for 20 years and previous to that was with Dean Witter for five years. He holds a bachelors degree in economics from Michigan State University and pursued advanced studies in Finance at New York University.

We believe that the following experience, qualifications, attributes and skills possessed by Mr. Hirsch lend themselves to service as a director of our Company:

Executive Management Skills

Experience as Chairman, CEO and Director of our Company since September 2000.

Financial Experience

Experience as President of Hirsch Enterprises from January 2000 to October 2003, a private investment firm based in Laguna Beach, California. Senior Vice President – Investments with Lehman Brothers in New York for 20 years until 1997. Experience as Senior Vice-President – Dean Witter & Company and Option Specialist and Financial Advisor with Thomson McKinnon Auchincloss over five years.

Board Experience

Prior service on our Company’s Board of Directors as Chairman since October 20, 2003 and as a member of the Board since September 7, 2000

Stephen D. Seymour – Mr. Seymour was appointed a director of our Company on October 15, 2003. He has over 30 years experience in sales, marketing and finance. Mr. Seymour has owned and been employed by Rockland Investments since 1986. He spent 15 years with Westinghouse Broadcasting where he was head of all television sales and marketing and a member of the board of the Broadcasting Division. Since 1980, he has specialized in leveraged buy outs, turnaround situations and under managed and undercapitalized ventures. Mr. Seymour holds an undergraduate degree from Rutgers University and an MBA from Columbia University.

We believe that the following experience, qualifications, attributes and skills possessed by Mr. Seymour lend themselves to service as a director of our Company:

Executive Management Skills

15 years experience with Westinghouse Broadcasting where he was head of all television sales and marketing.

Financial Experience

Owned and employed by Rockland Investments since 1986. Specialized experience in leveraged buy-outs, turnaround situations and under managed and undercapitalized ventures.

Board Experience

Prior service on our Company’s Board of Directors since October 15, 2003. Currently serving as Chairman of the Corporate Governance and Nominating Committee. Experience as a Director with Westinghouse’s Broadcasting Division.

Douglas P. Hamilton – Mr. Hamilton has been a director of our Company since February 15, 2006. He has over 30 years of experience in operations and finance in the power generation, automotive and aerospace industries. Mr. Hamilton has been retired since 1997. Prior to his retirement, he was Senior Vice President – Finance and Chief Financial Officer of Barnes Group Inc. (1996–1997) and Vice President – Finance and Control of U.S. Power Generation Businesses for Asea Brown Boveri, Inc. (1993–1996). Prior to that, he held various executive and management positions at United Technologies, Corporation and Ingersoll–Rand Company. Mr. Hamilton holds an AB degree in Engineering Science from Dartmouth College and an MBA in accounting from Columbia University.

We believe that the following experience, qualifications, attributes and skills possessed by Mr. Hamilton lend themselves to service as a director of our Company:

Executive Management Skills

Experience as Senior Vice President – Finance and Chief Financial Officer of Barnes Group Inc. (1996–1997) and Vice President – Finance and Control of U.S. Power Generation Businesses for Asea Brown Boveri, Inc. 1993–1996). Prior to that, he held various executive and management positions at United Technologies Corporation and Ingersoll–Rand Company.

Board Experience

Prior service on our Company’s Board of Directors since February 15, 2006. Currently serving as Chairman of the Audit and member of the Corporate Governance and Nominating and Compensation Committees.

John F. Cook – Mr. Cook has been a director of our Company since February 15, 2006. Mr. Cook is the President of Tormin Resources Limited, a private company providing consulting services to the mining industry. He holds a Bachelor of Engineering (Mining), C. Eng UK, and P. Eng Ontario, and brings to Nord more than 45 years of experience in the operations and management of mining companies. Mr. Cook’s positions included Senior Mining and Managing Consultant, RTZ Consultants Ltd. (1974–78), Associate and Principal, Golder Associates Ltd. (1978–83), Senior Project Manager, General Manager, and Vice President Engineering, Lac Minerals Ltd. (1983–90), Vice President Operations, Goldcorp Inc. (1990–94), and Navan Resources Plc, Operations Director (1994–96). Recently, until 2011, Mr. Cook served as the Chairman of Premier Gold Mines Limited and the President of San Anton Resources Corporation. He is currently the President of Firebird Resources Inc. He is also a director of MBMI Resources Inc., Strategic Resources Inc., Southern Andes Energy Inc. and Homeland Uranium Inc.

We believe that the following experience, qualifications, attributes and skills possessed by Mr. Cook lend themselves to service as a director of our Company:

Executive Management Skills

Experience as President of Tormin Resources Limited, a private company providing consulting services to the mining industry, Chairman of Premier Gold Mines Limited, President of San Anton Resources Corporation. Director of Anaconda Mining Inc., GLR Resources Inc., Uranium City Resources Inc., MBMI Resources Inc. and Homeland Uranium Inc.

Board Experience

Prior service on our Company’s Board of Directors since February 15, 2006. Currently serving as Chairman of the Compensation Committee and as a member of the Audit and Corporate Governance and Nominating Committees.

Operational and Industry Expertise

Experience as a Senior Mining and Managing Consultant, RTZ Consultants Ltd. (1974–78), Associate and Principal, Golder Associates Ltd. (1978–83), Senior Project Manager, General Manager, and Vice President Engineering, Lac Minerals Ltd. (1983–90), Vice President Operations, Goldcorp Inc. (1990–94), and Operations Director, Navan Resources Plc (1994–96).

          The following is a description of the business background of the executive officer of our Company:

Wayne M. Morrison – Mr. Morrison was appointed Chief Executive Officer on November 30, 2010. Mr. Morrison continues to act as our Chief Financial Officer which he was appointed on January 8, 2008. Prior to that, he served as our Controller from December 3, 2007 to January 8, 2008. Prior to joining our Company, Mr. Morrison was Vice President, Finance and Administration of AmpliMed Corp., a privately–held biotech company, from March 2005 until December 2007. From February 2002 to October 2004, Mr. Morrison held the position of Vice President and Chief Financial Officer of Fastrac 24/7, a privately–held information processing company, and from October 1997 to January 2002, he was President of Par One Golf Ventures, a privately–held golf promotion company. Mr. Morrison’s experience also includes past employment as a Certified Public Accountant with PricewaterhouseCoopers for four years. He earned a Bachelor of Science Degree in Accounting from the University of Delaware and an MBA from the Kenan–Flagler Business School of the University of North Carolina.

Significant Employees

             We do not have any significant employees other than our executive officer.

Family Relationships

             None of our directors or our executive officer is related.

Meetings of Directors During the Last Fiscal Year

             The Company’s Board of Directors held one meeting during the fiscal year ended December 31, 2011. Each director attended at least 75% of the aggregate of: (i) the total number of board meetings held while he was a director; and (ii) the total number of meetings held by committees on which he served during the periods that he served.

             The Company does not have a formal policy with respect to director attendance at annual stockholders meetings, however, all directors are encouraged to attend. A total of three directors from the Board of Directors as it was comprised at the time attended the annual stockholders meeting last year.

Board Independence

          The board of directors has determined that Douglas P. Hamilton, John F. Cook and Stephen Seymour each qualify as independent directors under the listing standards of the NYSE MKT Equities Exchange.

Committees of the Board of Directors

          Our Board of Directors currently has four board committees: an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee, and Environmental, Safety and Health Committee. The Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee were established in February 2006; the Environmental, Safety and Health Committee was established in March 2011.

          The following provides information regarding each of the Company’s board committees and summarizes the functions of each of the committees.

Audit Committee

          Our Audit Committee has been structured to comply with Rule 10A–3 under the Securities Exchange Act of 1934, as amended. Our Audit Committee is comprised of Douglas P. Hamilton and John F. Cook. Douglas P. Hamilton is the Chairman of the Audit Committee and our board of directors has determined that he satisfies the criteria for an audit committee financial expert under Item 407(d)(5) of Regulation S–K of the rules of the Securities and Exchange Commission. Each Audit Committee member is able to read and understand fundamental financial statements, including our consolidated balance sheet, consolidated statement of operations and consolidated statement of cash flows.

          The Audit Committee meets with management and our external auditors to review matters affecting our financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. The Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives, and annually reviews our insurance coverage and any off–balance sheet transactions.

          The Audit Committee is mandated to monitor the audit and preparation of our consolidated financial statements and to review and recommend to the board of directors all financial disclosure contained in our public documents. The Audit Committee is also mandated to appoint our external auditors, monitor their qualifications and independence and determine the appropriate level of their remuneration. The external auditors report directly to the Audit Committee and to the board of directors. The Audit Committee and board of directors each have the authority to terminate the external auditor’s engagement (subject to confirmation by our stockholders). The Audit Committee also approves in advance any permitted services to be provided by the external auditors which are not related to the audit.

          Our Company provides appropriate funding as determined by the Audit Committee to permit the Audit Committee to perform its duties and to compensate its advisors. The Audit Committee, at its discretion, has the authority to initiate special investigations, and if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Audit Committee to fulfill its duties.

          The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes–Oxley Act of 2002 and related rules of the SEC and the NYSE Amex Equities Exchange. A copy of the Audit Committee charter is attached as Exhibit A to this proxy statement. Although, the Audit Committee Charter contemplates the appointment of internal auditors, none have been appointed given the nature of the Company’s operations at the current stage of its development, and the internal audit function is undertaken by senior management.

          The Audit Committee discharged its mandate in respect of the financial year ended December 31, 2011, including the review and recommendation to the Board in respect of all financial disclosure contained in our company’s public documents.

          The Audit Committee held four meetings during the year ended December 31, 2011, and also acted through the adoption of written consent resolutions as permitted under the Delaware General Corporation Law and our company’s Amended and Restated Bylaws.

Report of the Audit Committee

          The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2011 with the Company’s management. In addition, the Audit Committee has discussed with the Company’s independent registered public accounting firm, Mayer Hoffman McCann P.C., the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Mayer Hoffman McCann P.C. required by Public Accounting Oversight Board Rule No. 3526, Communications with Audit Committees Concerning Independence, and has discussed, with Mayer Hoffman McCann P.C., their independence. The Audit Committee considered the compatibility of non-audit services with the auditors’ independence. Based on the discussions and reviews referenced above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements for the year ended December 31, 2011 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The Audit Committee has selected Mayer Hoffman McCann P.C. to serve as the Company’s Independent Registered Public Accounting Firm for the year 2012.

          The Audit Committee of the Board of Directors of Nord Resources Corporation:

Douglas P. Hamilton (Chairman)
John F. Cook

Compensation Committee

          The Compensation Committee of our board of directors is comprised of Douglas P. Hamilton and John F. Cook. John F. Cook is the Chairman of the Compensation Committee. The Compensation Committee is responsible for considering and authorizing terms of employment and compensation of directors, executive officers and providing advice on compensation structures in the various jurisdictions in which our Company operates. In addition, the Compensation Committee reviews our overall salary objectives and any significant modifications made to employee benefit plans, including those applicable to directors and executive officers, and proposes any awards of stock options and incentive and deferred compensation benefits.

          The Compensation Committee operates pursuant to a written charter, adopted by the Board of Directors in March 2008. The Compensation Committee held one meeting during the year ended December 31, 2011.

Corporate Governance and Nominating Committee

          The Corporate Governance and Nominating Committee is comprised of Stephen Seymour, Douglas P. Hamilton and John F. Cook. Mr. Seymour is the Chairman of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues and compliance with governance rules. The Corporate Governance and Nominating Committee is also mandated to plan for the succession of our Company, including recommending director candidates, review of board procedures, size and organization, and monitoring of senior management with respect to governance issues. The Committee is responsible for the development and implementation of corporate communications to ensure the integrity of our disclosure controls and procedures, internal control over financial reporting and management information systems. The purview of the Corporate Governance and Nominating Committee also includes the administration of our board of directors’ relationship with our management.

          The Corporate Governance and Nominating Committee identifies individuals believed to be qualified to become board members and recommends individuals to fill vacancies. There are no minimum qualifications for consideration for nomination to be a director of our Company. The Committee will assess all nominees using the same criteria. In nominating candidates, the Committee takes into consideration such factors as it deems appropriate, including judgment, experience, skills and personal character, as well as the needs of our Company. The Corporate Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, and historically has not considered diversity as a major criterion for identifying director nominees.

          The Corporate Governance and Nominating Committee has performed a review of the experience, qualifications, attributes and skills of our Company’s current directors who are nominated for reelection, and believes that such persons possess a variety of complementary skills and characteristics, including the following:

  personal characteristics, including leadership, character, integrity, accountability, sound business judgment and personal reputation;

  successful business or professional experience;

  various areas of expertise or experience, including financial, strategic and general management;

  willingness and ability to commit the necessary time to fully discharge the responsibilities of a director in connection with the affairs of the Company; and

  a demonstrated commitment to the success of the Company.

          For a discussion of the specific backgrounds and qualifications of our current directors and nominees, see “Proposal 1 — Election of Directors” in this Proxy Statement.

          The Corporate Governance and Nominating Committee will consider nominees recommended by stockholders if such recommendations are made in writing to the Committee and will evaluate nominees for election in the same manner whether the nominee has been recommended by a stockholder or otherwise. To recommend a nominee, please write to the Corporate Governance and Nominating Committee c/o Nord Resources Corporation, Attn: Secretary, 1 West Wetmore Road, Suite 203, Tucson, Arizona, 85705.

          The Corporate Governance and Nominating Committee operates pursuant to a written charter adopted by the Board of Directors in October 2008.

          The Corporate Governance and Nominating Committee did not hold any meetings during the year ended December 31, 2011.

Environmental, Safety and Health Committee

          The Environmental, Safety and Health Committee of our board of directors is comprised of John F. Cook and Stephen D. Seymour. The Environmental, Safety and Health Committee is responsible for reviewing and making recommendations on policies and procedures related to environmental, safety and health issues in its mining operations.

          The Environmental, Safety and Health Committee operates pursuant to a written charter, adopted by the Board of Directors in March 2011.

          The Environmental, Safety and Health Committee did not hold any meetings during the year ended December 31, 2011.

Stockholder Communications

          Stockholders may contact an individual director, the Board of Directors as a group, or a specified board committee or group, including the non-employee directors as a group, either by: (a) writing to Nord Resources Corporation, 1 West Wetmore Road, Suite 203, Tucson, Arizona, 85705, Attn: Board of Directors; or (b) sending an e-mail message to info@nordresources.com.

          Our Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, to the appropriate committee of the Board of Directors or the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practical taking into consideration the nature of the communication and whether expedited review is appropriate.

Code of Ethics

          We have a Code of Ethics that applies to all directors and officers. This code summarizes the legal, ethical and regulatory standards that must be followed and is a reminder to the directors and officers of the seriousness of that commitment. Compliance with this Code of Ethics and high standards of business conduct is mandatory for each director and officer. As adopted, the Code of Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

1.	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	compliance with applicable governmental laws, rules and regulations;

3.	the prompt internal reporting of violations of the Code of Ethics to the appropriate person or persons identified in the Code of Ethics; and

4.	accountability for adherence to the Code of Ethics.

          Our Company will provide a copy of the Code of Ethics to any stockholder without charge, upon request. Requests can be sent to: Nord Resources Corporation, at 1 West Wetmore Road, Suite 203, Tucson, Arizona, 85705.

Involvement in Certain Legal Proceedings

          Except as disclosed in this proxy statement, during the past ten years none of the following events have occurred with respect to any of our directors or executive officers:

1.

A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5.

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

          On September 23, 2009, Sandab Communications LP II filed for Chapter 11 protection in the New England District Court. Sandab owns and operates four radio stations. During 2010, Sindab Communications LP II emerged from bankruptcy with all liabilities due to any government agency paid in full. The president of the General Partner is Stephen D. Seymour who is also a director of our Company

          There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

Certain Relationships and Related Transactions

          Since the beginning of our last fiscal year, none of our directors, officers or principal stockholders, nor any associate or affiliate of the foregoing, have any material interest, direct or indirect, in any transaction, or in any proposed transaction, in which our Company was or is to be a participant and in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year–end for the last two completed fiscal years.

Compensatory Arrangements

          Other than compensatory arrangements described under “Executive Compensation,” we have no other transactions, directly or indirectly, with our promoters, directors, senior officers or principal stockholders, which have materially affected or will materially affect us.

Conflicts of Interest

          To our knowledge, and other than as disclosed in this proxy statement, there are no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests except that certain of the directors and officers serve as directors and officers of other companies, and therefore it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Securities Exchange Act

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities with the SEC. Based on our review of the reports furnished to us by our officers, directors and greater than ten percent stockholders, during the fiscal years ended December 31, 2011 and 2010, all such reports were timely filed, except as follows:

Reporting Person	No. of Late Reports During the Fiscal Year Ended December 31, 2011	No. of Late Reports During the Fiscal Year Ended December 31, 2010
Ronald Hirsch	1	Nil
Wayne Morrison	Nil	Nil
Douglas Hamilton	1	Nil
Stephen Seymour	1	Nil
John Cook	1	Nil
Geologic Resource Partners, LLC	Nil	Nil

EXECUTIVE COMPENSATION

Summary Compensation Table

          Particulars of compensation awarded to, earned by or paid during the last two fiscal years to:

(a)	the person(s) serving as our company’s principal executive officer during the year ended December 31, 2011;

(b)

each of our company’s two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the year ended December 31, 2011, and whose total compensation exceeds $100,000 per year; and

(c)

individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of our Company at the end of the year ended December 31, 2011;

(individually a “named executive officer” and collectively, the “named executive officers”) are set out in the summary compensation table below.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non– Equity Incentive Plan Compen– sation ($)	Non– qualified Deferred Compen– sation Earnings ($)	All Other Compen– sation Compen– sation ($)	Total ($)
Ronald A. Hirsch Chairman	2011 2010	147,596(3) 46,154(6)	– –	– –	– –	– –	– –	– –	147,596 46,154
Wayne M. Morrison Chief Executive and Chief Financial Officer, Secretary and Treasurer(2)	2011 2010	250,000 229,144(7)	– –	– –	156,870 47,200	– –	– –	7,892(4) 4,706(5)	414,762 281,050

Notes:

(1)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2011 and 2010 financial years for the fair value of stock options granted to each Named Executive Officer. The Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service–based vesting conditions. For additional information on the valuation assumptions with respect to the options, refer to Note 20 under the heading “Stock–Based Compensation” in our consolidated financial statements.

(2)	Mr. Morrison was appointed Vice President, Chief Financial Officer, Secretary and Treasurer effective January 8, 2008 and Chief Executive Officer on November 30, 2010.

(3)	Amount includes the receipt of 82,418 shares of Nord common stock valued at $11,538 in lieu of cash compensation and $26,442 in cash compensation earned in 2010.

(4)	Amount includes $4,395 in Company contribution to the Named Executive Officer’s 401(K) Retirement Plan and $3,497 in medical insurance reimbursement.

(5)	Amount represents Company’s contribution to the Named Executive Officer’s 401(K) Retirement Plan.

(6)	Mr. Hirsch received 211,539 shares of Nord common stock valued at $30,769 in lieu of cash compensation.

(7)	Mr. Morrison received 272,491 shares of Nord common stock valued at $32,699 in lieu of cash compensation.

Outstanding Equity Awards as of December 31, 2011

          The following table summarizes the outstanding equity awards as of December 31, 2011 for each of our named executive officers:

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ronald A. Hirsch	100,000 275,000 33,334	N/A N/A 33,333	N/A N/A N/A	$0.68 $0.85 $0.09	6/11/2017 7/11/2017 11/26/2013	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
Wayne M. Morrison	133,333 83,334 500,000 500,000 1,044,500	N/A 83,333 N/A N/A 796,496	N/A N/A N/A N/A N/A	$1.10 $0.09 $0.14 $0.16 $0.16	12/3/2012 11/26/2013 10/25/2015 3/14/2016 6/23/2016	N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A

Equity Compensation Plans

          We have adopted a stock incentive plan (which includes a subpart governing deferred stock units in lieu of the DSU Plan) (the “2006 Stock Incentive Plan”) which was approved by our stockholders at our Annual General Meeting held on October 18, 2006. Amendments to the 2006 Stock Incentive Plan were approved by our stockholders at our Annual General Meeting held on October 15, 2008. The amendments have been incorporated into an Amended and Restated 2006 Stock Incentive Plan (the “Amended and Restated 2006 Stock Incentive Plan”) which has been filed with the SEC.

          A total of 11,000,000 shares of common stock have been reserved for issuance under all awards that may be granted under the Amended and Restated 2006 Stock Incentive Plan. “Eligible Participants” who are entitled to participate in the Amended and Restated 2006 Stock Incentive Plan consist of employees, directors and consultants of (a) our Company or (b) any of the following entities: (i) any “parent corporation” as defined in section 424(e) of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) any “subsidiary corporation” as defined in section 424(f) of the Code; or (iii) any business, corporation, partnership, limited liability company or other entity in which our Company, a parent corporation or a subsidiary corporation holds a substantial ownership interest, directly or indirectly.

          The Amended and Restated 2006 Stock Incentive Plan provides for the granting to Eligible Participants of such incentive awards (each, an “Award”) as the administrator of the Amended and Restated 2006 Stock Incentive Plan (the “Administrator”) may from time to time approve. The Amended and Restated 2006 Stock Incentive Plan includes the following provisions:

(a)	the Administrator will be a Committee of the Board of Directors of our Company appointed to act in such capacity, or otherwise, the Board of Directors itself;

(b)	each Award will be subject to a separate award agreement (an “Award Agreement”) to be executed by our Company and the Grantee, which shall specify the term of the Award; and

(c)

subject to applicable laws, including the rules of any applicable stock exchange or national market system, the Administrator will be authorized to grant any type of Award to an Eligible Participant (9a “Grantee”) that is not inconsistent with the provisions of the plan, and the specific terms and provisions of which are set forth in an Award Agreement, and that by its terms involves or may involve the issuance of: (i) shares of common stock, (ii) a stock option, (iii) a stock appreciation right entitling the Grantee to acquire such number of shares of common stock or such cash compensation as will be determined by reference to any appreciation in the value of our Company’s common stock, (iv) restricted stock issuable for such consideration (if any) and subject to such restrictions as may be established by the Administrator, (v) unrestricted stock issuable for such consideration (if any) on such terms and conditions as may be established by the Administrator, (vi) restricted stock units, subject to such restrictions as may be imposed by the Administrator, and represented by notional accounts maintained in the respective names of the Grantees that are valued solely by reference to shares of common stock of our Company and payable only in shares after the restrictions have lapsed, (vii) deferred stock units issuable to eligible directors in lieu of certain eligible remuneration otherwise payable in shares of common stock, subject to settlement in accordance with the terms and conditions of the Award and represented by notional accounts maintained in the respective names of the Grantees, (viii) dividend equivalent rights, which are rights entitling the Grantee to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock, (ix) any other security with the value derived from the value of our Company’s common stock, or (x) any combination of the foregoing.

          Any Award that is subject to a restriction will become fully exercisable only as set forth in the applicable Award Agreement. Nevertheless, the Amended and Restated 2006 Stock Incentive Plan provides the Administrator with the sole discretion, at any time, to declare any or all Awards to be fully or partially vested and exercisable, provided that the Administrator does not have the authority to accelerate or postpone the timing of payment or settlement with respect to Awards subject to Section 409A of the Code in a manner that would cause the Awards to be subject to certain related interest and penalty provisions. The Administrator may discriminate among Eligible Participants or among Awards in exercising such discretion.

          The Amended and Restated 2006 Stock Incentive Plan has specific provisions which apply to grants of Awards intended to qualify as “performance–based compensation”, as defined under section 162(m) of the Code, to any employees who are “covered employees” for the purposes of section 162(m)(3) of the Code.

          Under the Amended and Restated 2006 Stock Incentive Plan, stock options may be granted as either incentive stock options under section 422 of the Code and the related regulations, or as non–incentive stock options under section 83 of the Code. As of December 31, 2011, we have granted a total of 9,704,243 non–qualified stock options, 2,939,184 DSUs and 200,000 incentive stock options under the Amended and Restated 2006 Stock Incentive Plan. In addition, 3,327,621 previously issued non–qualified stock options have been cancelled.

          We have also granted non–qualified stock options under individual compensation arrangements, which have been authorized by our board of directors. Such options have been granted outside of, and are therefore not subject to, the Amended and Restated 2006 Stock Incentive Plan.

          To date, certain equity–based fees have been paid to our non–executive directors in the form of awards issued pursuant to our Company’s Amended and Restated 2006 Stock Incentive Plan. The non–executive directors have limited rights, exercisable within applicable time limits, to elect to have any percentage of such awards, and any percentage of cash fees, payable in deferred stock units. Each of our non–executive directors exercised such rights in respect of the equity–based fees payable to him for services rendered during the year ended December 31, 2011.

          The following table provides a summary of the number of stock options and deferred stock units under equity compensation plans outstanding as at December 31, 2011.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	7,887,525(1)	0.34(3)	2,140,865
Total(2)	7,887,525(1)	0.34	2,140,865

Notes:

(1)

Includes 5,748,285 shares of common stock reserved for issuance in connection with stock options granted under the 2006 Stock Incentive Plan, and 2,139,240 shares of common stock reserved for issuance in connection with deferred stock units granted to our Company’s non–executive directors under the 2006 Stock Incentive Plan. A total of 364,583 deferred stock units were not issued until January, 2012, but are included in this table as they were issued to our non–executive directors in respect of services rendered during the quarter ended December 31, 2011.

(2)

Includes certain options granted to executive officers pursuant to employment agreements described in more detail under the caption “Employment Contracts and Termination of Employment and Change–In–Control Arrangements.”

(3)	The deferred stock units are disregarded for purposes of calculating the weighted average exercise price of outstanding options.

Compensation of Directors

          The following table summarizes the compensation of our Company’s directors for the year ended December 31, 2011:

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards (2) ($)	Option Awards ($)(3)	Non–Equity Incentive Plan Compen– sation ($)	Non–qualified Deferred Compen– sation Earnings ($)	All Other Compen– sation ($)	Total ($)
Doug Hamilton	1,500	40,000(4)	–	–	–	–	41,500
Stephen Seymour	1,500	32,500(4)	–	–	–	–	34,000
John Cook	1,500	32,500(4)	–	–	–	–	34,000

Notes:

(1)	Ronald Hirsch a member of our board of directors is a Named Executive Officer and did not receive any compensation as a director that has not been disclosed in the summary compensation table above.

(2)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2011 fiscal year for the fair value of deferred stock units, or DSUs, granted in 2011. Fair value is calculated using the average of the high and low price of our stock on the trading day prior to the date of grant. The outstanding DSUs for the directors at December 31, 2011 are as follows: Douglas Hamilton (1,016,221 DSUs), Stephen Seymour (812,042 DSUs), and John Cook (310,977 DSUs).

(3)	This column represents the fair value of the options awarded in 2011. Pursuant to SEC rules, the amount shown excludes the impact of estimated forfeitures related to service based vesting conditions.

(4)	Fair value of deferred stock units issued pursuant to our Company’s Amended and Restated 2006 Stock Incentive Plan.

          The board of directors has approved a compensation structure for our non–executive directors which is designed to fairly pay non–executive directors for work required while aligning the interests of the non–executive directors with the long–term interests of stockholders.

          Non–executive directors are entitled to receive a $25,000 annual retainer, with an additional $15,000 payable annually to the Chairman of the Audit Committee and $7,500 payable annually to the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee. All of these fees are payable in stock, restricted stock, restricted stock units, or such other equity–based compensation as the board of directors determines.

          To date, the equity–based fees have been payable in shares of our common stock pursuant to our 2006 Stock Incentive Plan. The non–executive directors have limited rights, exercisable within applicable time limits, to elect to have any percentage of such awards, and any percentage of cash fees, payable in DSUs. Each of our non–executive directors exercised such rights in respect of the equity–based fees payable to him for 2011 and 2010. Accordingly, all retainer fees paid during 2011 and 2010 were paid in DSUs. The DSUs are subject to the Amended and Restated 2006 Stock Incentive Plan. DSUs are awarded on a quarterly basis at the end of March, June, September and December, or as otherwise determined by the administrator of the Amended and Restated 2006 Stock Incentive Plan. The number of DSUs awarded each quarter is calculated by dividing the total fees payable to each director for that quarter by the fair market value of our common stock, determined in accordance with the Amended and Restated 2006 Stock Incentive Plan. Each DSU is the economic equivalent of one share of our common stock. The DSUs will be converted into shares of common stock upon the director’s termination of service, or as otherwise provided in their individual deferral election.

          During 2011, Douglas Hamilton, the Chairman of our Audit Committee, received 382,742 deferred stock units; John Cook, the Chairman of our Compensation Committee, received 310,976 deferred stock units; and Stephen Seymour, the Chairman of our Corporate Governance and Nominating Committee received 310,976 deferred stock units. During 2011, 280,357 DSUs issued to John Cook were converted into common shares. The deferred stock units are subject to the Amended and Restated 2006 Deferred Stock Unit Plan.

          We paid cash fees to our non–executive directors totaling $4,500 during the year ended December 31, 2011 as follows:

Amount of Cash
Name	Fees Paid
Doug Hamilton	1,500
John Cook	1,500
Stephen Seymour	1,500
$4,500

Employment Contracts and Termination of Employment and Change–In–Control Arrangements

Ronald Hirsch

          Ronald Hirsch serves as Chairman of our Company’s board of directors pursuant to an executive employment agreement dated January 2, 2004. The executive employment agreement originally governed the terms of Mr. Hirsch’s employment as our Chief Executive Officer, until his resignation from that position effective February 15, 2006. The original term of this executive employment agreement was for three years, expiring on January 2, 2007. The executive employment agreement has been renewed until January 2, 2012, and is subject to automatic renewals for successive one year periods unless cancelled by either of the parties.

          The executive employment agreement provides that, absent a change in control, if we were to terminate Mr. Hirsch for any reason not for cause (other than due to death or disability), we would have to pay to Mr. Hirsch: (i) his accrued unpaid salary, bonuses and expenses, if any; (ii) his base salary for 12 months; and (iii) his health insurance premiums until the earlier of the expiration of 12 months and the date he is eligible for similar health benefits with another employer. Following a change in control, in the event we were to terminate Mr. Hirsch for any reason other than for death, disability or cause, we would be required to pay Mr. Hirsch all accrued unpaid salary, bonuses, and expenses, a lump sum equal to three times his annual base salary, and we would be required to pay for his health, medical, and disability insurance premiums for a period of 18 months. Mr. Hirsch may also elect to terminate his employment following a change of control and receive these payments.

          Effective October 18, 2006, we entered into an agreement amending our executive employment agreement with Mr. Hirsch, pursuant to which we have paid Mr. Hirsch all of his accrued consulting fees for services provided by him to our Company between May 1, 2001 and October 19, 2003, and all of his accrued and unpaid salary (See “Certain Relationships and Related Transactions – Compensatory Arrangements”). As described in more detail below, the amended executive employment agreement contains certain provisions that will apply if our Company becomes a party to a “Significant Transaction,” which is defined to mean a significant transaction in which: (i) any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of securities of our Company representing or convertible into 51% or more of the common stock of our Company; or (ii) there is a sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of our Company or of assets of our Company valued at $12,000,000 or greater.

          Our amended executive employment agreement with Mr. Hirsch provides, among other things, that:

  Mr. Hirsch’s base salary in his capacity as Chairman from February 15, 2006, to February 15, 2007 continued at the original level provided for in his executive employment agreement of $200,000 per annum, and was reduced to $100,000 per annum thereafter.

  Notwithstanding Mr. Hirsch’s retirement, resignation or termination for any reason other than for cause or as a result of a Significant Transaction which is accompanied by a change of majority ownership of our Company, our Company shall continue to provide health insurance benefits to Mr. Hirsch until he reaches the age of 65.

  If our Company enters into an agreement with respect to a Significant Transaction which is accompanied by a change of majority ownership of our Company, Mr. Hirsch will voluntarily resign as Chairman effective immediately prior to the completion of the Significant Transaction.

  In the event that Mr. Hirsch ceases to be employed by our Company (other than by way of termination for cause) in connection with the completion of a Significant Transaction, other than one which is accompanied by a change of majority ownership of our Company, we must provide to Mr. Hirsch certain payments and benefits set forth in the executive employment agreement – subject to execution and delivery by Mr. Hirsch to our Company of a mutual and general release of claims – including the payment to Mr. Hirsch of an amount equal to three times his annual base salary in a lump sum within 60 days following termination of employment.

  In the event of the completion of a Significant Transaction which is accompanied by a change of majority ownership of our Company, Mr. Hirsch will not be entitled to receive the lump sum payment equal to three times his annual base salary.

Wayne Morrison

          Wayne Morrison was appointed as our Company’s Chief Executive Officer effective November 30, 2010 upon the resignation of Randy Davenport who resigned to take a position with another firm. Mr. Morrison continues to serve as our Company’s Chief Financial Officer, a position he has held since January 8, 2008. Our Company and Mr. Morrison are parties to a letter agreement dated December 3, 2007, whereby Mr. Morrison was offered the position of Controller of our Company, effective December 1, 2007, with a view toward Mr. Morrison’s appointment as Vice President and Chief Financial Officer upon confirmation of acceptability of Mr. Morrison as an executive officer from the Toronto Stock Exchange, on which the Company’s common stock was then listed.

          Effective January 19, 2011, we entered into a revised and restated executive employment agreement with Mr. Morrison to cover his duties and responsibilities as our Chief Executive and Chief Financial Officer. Mr. Morrison has agreed to perform the duties and responsibilities set out in the agreement, as well as those duties that our board of directors may from time to time reasonably determine and assign.

          In consideration for Mr. Morrison’s services, we have agreed to:

  to pay Mr. Morrison an annual salary in the amount of $250,000;

  continue to provide Mr. Morrison with bonuses from time–to–time as determined by our compensation committee; and

  continue to allow Mr. Morrison to participate in our 2006 Stock Incentive Plan, our Performance Incentive Plan, and such other plans that may from time to time be adopted by our Company during the term of employment to compensate or provide incentives to qualifying senior executives of our Company.

          In addition, section 4(e) of the executive employment agreement provides that, among other things, Mr. Morrison is entitled to a bonus under our Company’s 2010/2011 Bonus Program equal to 50% of his base salary upon the receipt by our Company of sufficient funds to (i) restructure our existing debt under the secured term-loan credit facility provided by Nedbank, and under the Copper Hedge Agreement with Nedbank Capital, and (ii) construct Leach Pad 5.

          Effective August 30, 2011 (the “Addendum Effective Date”), we and Mr. Morrison entered into an Addendum (the “Addendum”) to Mr. Morrison’s amended and restated executive employment agreement dated January 19, 2011. Pursuant to the terms of the Addendum, the following changes were made to Mr. Morrison’s executive employment agreement:

  Additional Bonus. Our Company shall pay Mr. Morrison an additional bonus in the amount of $300,000 at the same time and under the same terms and conditions as provided in that Section 4(e) of the executive employment agreement – that is, upon the receipt by our Company of sufficient funds to (i) restructure our existing debt under the secured term-loan credit facility provided by Nedbank, and under the Copper Hedge Agreement with Nedbank Capital, and (ii) construct Leach Pad 5.

  Health Insurance and Benefits. If Mr. Morrison elects not to participate in our Company’s health insurance plan, we shall pay to Mr. Morrison, on a monthly basis, an amount equal to the monthly premium payment we would pay to provide health insurance for Mr. Morrison and his family under our Company’s health insurance plan. Such amount shall be paid in accordance with our Company’s usual payroll.

  Life Insurance. We shall pay for and provide to Mr. Morrison a ten-year term life insurance policy with a death benefit in the amount of $3,000,000.00, insuring the life of Mr. Morrison as the insured thereunder.

  Disability Insurance. We shall pay for and provide to Mr. Morrison a disability insurance policy in the highest amount for which Mr. Morrison is able to qualify in accordance with the underwriting requirements of the insurer issuing the disability insurance policy.

          In addition, the Addendum provided that our Company shall grant to Mr. Morrison that number of additional non-qualified common stock share purchase options (the “Additional Options”), having a value of $100,000 as of the Addendum Effective Date, as determined in accordance with the Black-Scholes method of valuation, with a duration of five (5) years, pursuant to our Company’s 2006 Stock Incentive Plan. We have issued a total of 1,194,743 Additional Options, each exercisable at an exercise price of $0.12 per share. One-third (1/3) of the Additional Options vested as of the Addendum Effective Date, one-third (1/3) of the Additional Options shall vest on August 30, 2012, and the final one-third (1/3) of the Additional Options shall vest on August 30, 2013.

          Under the executive employment agreement, if Mr. Morrison’s employment is terminated for cause, Mr. Morrison will be entitled to receive only his accrued and unpaid base salary through the termination date, any unpaid bonus in respect of any completed fiscal year which has been declared by our board of directors prior to the termination date, and any unpaid or unreimbursed expenses permitted and incurred under the employment agreement (collectively, the “Accrued Obligations”).

          The executive employment agreement provides that if Mr. Morrison is terminated without cause, he will be entitled to payment of: the Accrued Obligations, if any; continuation of a reduced base salary of $200,000 per annum for 24 months; and if Mr. Morrison elected continuation of coverage of medical and dental benefits under the United States Consolidated Omnibus Budget Reconciliation Act of 1985, we would have been required to pay 100% of the premiums until the earlier of the expiration of 24 months following the termination date, and the date on which Mr. Morrison commenced employment with another employer and thereby became eligible to receive health insurance benefits at least as favorable as those provided by our Company.

          The Addendum amended the terms that would apply if Mr. Morrison was terminated without cause, such that, in lieu of being entitled to receive a reduced base salary of $200,000 per annum for 24 months, Mr. Morrison will be entitled to receive $500,000, either as a lump sum payable within 60 days or, if Mr. Morrison so elects, payable over a period not to exceed three years. In addition, if Mr. Morrison elects to receive payment of any amounts that would be due to him upon termination over time, rather than as a lump sum, our Company will be obligated to continue to pay during the time that any such amounts remain outstanding to Mr. Morrison, the premiums for the life and disability insurance policies that we agreed to provide to him under the Addendum.

          The executive employment agreement contained certain provisions that would have applied if Mr. Morrison resigned or was terminated without cause following a change of control of our Company, including the following:

  we were required to pay Mr. Morrison his Accrued Obligations, if any;

  we were required to pay Mr. Morrison an amount equal to $600,000, as well as any bonus earned for any partial period, in a lump sum within 60 days;

  if Mr. Morrison elected continuation of coverage of medical and dental benefits under the United States Consolidated Omnibus Budget Reconciliation Act of 1985, we were required to pay 100% of the premiums for the first 18 months of coverage; and

  we were required to pay the premiums necessary for continuation of any supplemental disability policy or, at the election of our Company, a lump sum amount equal to the aggregate premiums to be paid on such a policy, in either case for a period of 12 months.

          The Addendum amended the terms that would apply if Mr. Morrison resigned or was terminated without cause following a change of control of our Company, such that:

  we are required to pay Mr. Morrison his Accrued Obligations, if any;

  Mr. Morrison will be entitled to receive $600,000, payable at his election in a lump sum within 60 days following the termination of employment, or over a period not to exceed three years, as determined by Mr. Morrison;

  we are required to pay Mr. Morrison any bonus earned for any partial period in a lump sum, within 60 days;

  if Mr. Morrison elected continuation of coverage of medical and dental benefits under the United States Consolidated Omnibus Budget Reconciliation Act of 1985, we were required to pay 100% of the premiums for the first 24 months of coverage; and

  we were required to pay the premiums necessary for continuation of any supplemental disability policy provided by our Company to Mr. Morrison (including the disability insurance policy provided to Mr. Morrison under the Addendum), and the life insurance policy provided to Mr. Morrison under the Addendum, during the period over which Mr. Morrison elects to receive payment of any amount set forth therein on a deferred basis, but not more than three years, or, at the election of our Company, a lump sum amount equal to the aggregate premiums to be paid on such policies for a period of 12 months.

          Mr. Morrison’s term of employment under the executive employment agreement, as supplemented by the Addendum, will end on January 18, 2014. The executive employment agreement is subject to automatic extension for successive periods of one additional year unless either our Company or Mr. Morrison provides written notice of an intention not to renew the agreement no later than 90 days prior to the end of the then–current term of the agreement.

2010-2011 Bonus Plan

          In November 2010, we adopted a new bonus plan, or the 2010-2011 Bonus Plan, for the purpose of retaining and providing an incentive to certain key employees involved in recapitalizing the Company, in the construction of the new pads, and the restart of mining operations at the Johnson Camp Mine. Should all of these milestones be achieved in accordance with the 2010-2011 Bonus Plan, a total of $550,000 would be paid out to the participants.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE

PROPOSAL NUMBER TWO:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

          Mayer Hoffman McCann P.C. has been appointed as our independent registered public accountants for the year ending December 31, 2012. Mayer Hoffman McCann P.C. audited the Company’s financial statements for the years ended December 31, 2011 and 2010.

          The Company anticipates that a representative of Mayer Hoffman McCann P.C. will be present at the Annual Meeting. The representative will have the opportunity to make a statement if they desire to do so. It is expected the representative will not be available to respond to questions.

          In the event ratification by the stockholders of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

Principal Accountant Fees and Services

          Mayer Hoffman McCann P.C. performed the services listed below and was paid the fees listed below for the fiscal years ended December 31, 2011 and December 31, 2010:

Audit Fees

2011	2010
$280,830	$315,905

Audit Related Fees

2011	2010
None	None

          Audit Fees, of which 100% thereof were approved by the Company’s audit committee, consist of fees billed for professional services rendered for the audits of our financial statements, reviews of interim financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided by Mayer Hoffman McCann P.C. in connection with statutory and regulatory filings or engagements.

Tax Fees

2011	2010
$37,525	$16,300

          Tax Fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

All Other Fees

2011	2010
None	None

Audit Committee Pre–Approval of Audit and Permissible Non–Audit Services of Independent Auditors

          Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before an independent registered public accounting firm is engaged by us to render any auditing or permitted non–audit related service, the engagement be:

  approved by our audit committee; or

  entered into pursuant to pre–approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

          Our audit committee was formed in February 2006, and has assumed responsibility for the pre–approval of audit and permitted non–audit services to be performed by our Company’s independent auditor. The audit committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non–audit services by Mayer Hoffman McCann P.C. Thereafter, the audit committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non–audit services by Mayer Hoffman McCann P.C. which are not encompassed by the audit committee’s annual pre–approval and are not prohibited by law. The audit committee has delegated to the chair of the audit committee the authority to pre–approve, on a case–by–case basis, non–audit services to be performed by Mayer Hoffman McCann P.C.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO
RATIFY THE APPOINTMENT OF MAYER HOFFMAN MCCANN P.C. AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR
THE YEAR ENDING DECEMBER 31, 2012

FORWARD–LOOKING STATEMENTS

          This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on our Company’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

          Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. Our Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE STOCKHOLDER PROPOSALS

          Any stockholder who intends to present a proposal at the 2013 Annual Meeting of stockholders (anticipated to be held in September 2013) for inclusion in our proxy statement and proxy form relating to such Annual Meeting must submit such proposal to us at our principal executive offices no later than April 11, 2013. Our Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and all other applicable requirements.

          In addition, in the event a stockholder proposal is not received by our Company by April 11, 2012, the proxy to be solicited by the Board of Directors for the 2013 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal is presented at the 2013 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting.

          SEC rules and regulations provide that if the date of our 2013 Annual Meeting is advanced or delayed more than 30 days from first anniversary of the 2012 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2013 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2013 Annual Meeting.

          Proposals or notices of intention to present proposals should be addressed to: Wayne M. Morrison, Secretary, Nord Resources Corporation, 1 West Wetmore Road, Suite 203, Tucson, Arizona, 85705.

WHERE YOU CAN FIND MORE INFORMATION

          We are subject to the informational requirements of the Securities Exchange Act of 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding our company.

By Order of the Board of Directors of
Nord Resources Corporation

/s/ Ronald A. Hirsch

Ronald A. Hirsch
Chairman of the Board

August 9, 2012

EXHIBIT A – AUDIT COMMITTEE CHARTER

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF

NORD RESOURCES CORPORATION

(Adopted as of January 5, 2006)

I.           PURPOSE

This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Nord Resources Corporation (the “Corporation”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee management’s financial, accounting and reporting processes, the Corporation’s system of internal accounting and financial controls and the Corporation’s compliance with related legal and regulatory requirements. The Committee shall also review the qualifications, independence and performance of the registered public accounting firm employed by the Corporation for the purpose of preparing or issuing an audit report or related work or performing other review or attest services to the Corporation as required under the federal securities laws (the “Independent Auditor”) and shall approve the appointment and terms of engagement of, and retain and oversee the Corporation’s Independent Auditor. The Committee shall prepare any reports required by the Committee under applicable securities regulations. The Committee shall regularly report its activities to the Board.

The Corporation shall provide appropriate funding as determined by the Committee to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, at its discretion, has the authority to initiate special investigations, and if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Corporation’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

The Committee’s role is one of oversight. The Corporation’s management is responsible for preparing the Corporation’s financial statements and providing all required certifications relating to those financial statements; the Independent Auditor is responsible for auditing those financial statements. In carrying out its oversight responsibilities, the Committee is relying on information provided by the Corporation’s management and the Corporation’s Independent Auditor. The Committee is not responsible for providing any expert or special assurance nor any guarantee as to the accuracy or completeness of the Corporation’s financial statements or other public disclosure, nor is the Committee providing any professional certification as to the work of the Independent Auditor.

II.          STRUCTURE AND OPERATIONS

The Committee’s composition and qualifications shall meet the rules and requirements of the American Stock Exchange (the “AMEX”) as well as laws and regulations that are applicable to the Audit Committee.

A.           Composition

The Committee shall be comprised of three or more members, unless the Corporation qualifies as a “small business issuer” (as defined in Regulation S-B), in which case the Committee shall be comprised of two or more members. Each member must be a director of the Corporation.

B.           Independence

Each member of the Committee will be independent in accordance with:

(a)                     The AMEX Company Guide; and

(b)                     Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The independence requirements the AMEX Company Guide and Rule 10A-3 of the Exchange Act as in effect as of the date of the adoption of this Charter are attached hereto as Exhibit II.B – Audit Committee Independence Requirements.

C.           Financial Literacy

Each member of the Committee shall meet experience and financial literacy requirements required by Rule 121B of the AMEX Company Guide, as amended.

The financial literacy requirements of Rule 121B of the AMEX Company Guide as in effect as of the date of the adoption of this Charter are attached hereto as Exhibit II.C – Audit Committee Financial Literacy Requirements.

D.           Financial Expert

At least one member of the Committee will meet the definition of a “financial expert” as defined in Item 401 of Regulation S-K or, if the Corporation qualifies as a “small business issuer”, in Item 401 of Regulation S-B.

The definition of “financial expert” as in effect as of the date of adoption of this Charter is attached hereto as Exhibit II.D - Financial Expert Definition.

E.           Appointment, Term and Removal

The members of the Committee shall be appointed by the Board taking into account the recommendation of the Nominating and Governance Committee and shall serve until their successors shall be duly elected and qualified or their earlier resignation or removal by the Board. Any member of the Committee may be replaced by the Board.

F.           Chairman

Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.         MEETINGS

A.           Generally

The Committee shall meet with management, the chief internal auditor, the general counsel (if any) and the Independent Auditor in separate executive sessions as appropriate. The Committee shall meet with the Independent Auditor and management to review the Corporation’s financial statements and financial reports contained in the Corporation’s annual and quarterly reports to be filed with the United States Securities and Exchange Commission (the “SEC”).

The Committee may invite to its meetings any director, any manager of the Corporation, and any other person whom it deems appropriate to consult in order to carry out its responsibilities. The Committee may also exclude from its meetings any person it deems appropriate to exclude in order to carry out its responsibilities.

B.           Frequency of Meetings

The Committee shall meet as often as it determines, but not less frequently than quarterly.

C.           Minutes

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.         DUTIES

A.           Introduction

The following functions shall be the common recurring duties of the Committee in carrying out its purposes outlined in Section I of this Charter. These duties should serve as a guide with the understanding that the Committee may fulfill additional duties and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in Section I of this Charter.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern which the Committee in its sole discretion deems appropriate for study or investigation by the Committee.

The Committee shall be given full access to the Corporation’s internal accounting staff, Board of Directors, managers, other staff and the Independent Auditor as necessary to carry out these duties. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors.

B.           Powers and Responsibilities

The Committee will have the following responsibilities and will be vested with the powers and authorities set forth below in order to perform and discharge these responsibilities:

1.           The Audit Committee shall have the sole authority to appoint or replace the Independent Auditor subject, if applicable, to shareholder ratification as required by the Corporation’s charter.

2.           The Audit Committee shall be directly responsible for the compensation and oversight of the work of the Independent Auditor (including resolution of disagreements between management and the Independent Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

3.           The Independent Auditor shall report directly to the Audit Committee.

4.           The Committee shall approve all audit engagement fees and terms and all significant non-audit engagements with the Independent Auditor. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the Independent Auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

5.           The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its Independent Auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

6.           The Audit Committee shall consult with management but shall not delegate these responsibilities.

7.           The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee, as it determines necessary to carry out its duties.

8.           The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or Independent Auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

9.           The Audit Committee shall meet with management, the internal auditors and the Independent Auditor in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Corporation’s investment bankers or financial analysts who follow the Corporation.

10.          The Audit Committee shall make regular reports to the Board.

11.          The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

12.          The Audit Committee shall annually review the Audit Committee’s own performance.

C.           Financial Statement and Disclosure Matters

The Audit Committee, to the extent it deems necessary or appropriate, shall:

1.           Review and discuss with management and the Independent Auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be filed with applicable securities regulatory authorities and included in the Corporation’s annual reports filed with the SEC.

2.           Review and discuss with management and the Independent Auditor the Corporation’s quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of its quarterly financial statements and management’s discussion analysis with applicable securities regulatory authorities, including the results of the Independent Auditor’s review of the quarterly financial statements.

3.           Discuss with management and the Independent Auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, any major issues as to the adequacy of the Corporation’s internal controls and any special steps adopted in light of material control deficiencies.

4.           Review and discuss quarterly reports from the Independent Auditor on:

(a)                     All critical accounting policies and practices to be used.

(b)                     All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor.

(c)                     Other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences., the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Corporation’s financial statements.

5.           Discuss with management the Corporation’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.           Discuss with management and the Independent Auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation’s financial statements.

7.           Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

8.           Discuss with the Independent Auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

(a)                     The adoption of, or changes to, the Corporation’s significant auditing and accounting principles and practices as suggested by the Independent Auditor, internal auditors or management.

(b)                     The management letter provided by the Independent Auditor and the Corporation’s response to that letter.

(c)                     Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.           Review disclosures made to the Audit Committee by the Corporation’s CEO and CFO, during their certification process for the annual and quarterly reports required to be filed with the SEC, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

D.           Oversight of the Corporation’s Relationship with the Independent Auditor

The Committee will:

1.           Review and evaluate the experience and qualifications of the lead partner and senior members of the Independent Auditor team.

2.           Obtain and review a report from the Independent Auditor at least annually regarding:

(a)                     the Independent Auditor’s internal quality-control procedures;

(b)                     any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

(c)                     any steps taken to deal with any such issues; and

(d)                     all relationships between the Independent Auditor and the Corporation.

3.           Evaluate the qualifications, performance and independence of the Independent Auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditors.

4.           The Audit Committee shall present its conclusions with respect to the Independent Auditor to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

5.           Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

6.           Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.

7.           Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the Independent Auditor who were engaged on the Corporation’s account participated in any capacity in the audit of the Corporation.

8.           Discuss with the national office of the Independent Auditor issues on which they were consulted by the Corporation’s audit team and matters of audit quality and consistency.

9.           Meet with the Independent Auditor prior to the audit to discuss the planning and staffing of the audit.

E.           Oversight of the Corporation’s Internal Audit Function

The Committee will:

1.           Review the appointment and replacement of the senior internal auditing executive.

2.           Review the significant reports to management prepared by the internal auditing department and management’s responses.

3.           Discuss with the Independent Auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

F.           Compliance Oversight Responsibilities

The Committee will:

1.           Obtain from the Independent Auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

2.           Obtain reports from management, the Corporation’s senior internal auditing executive and the Independent Auditor that the Corporation and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Corporation’s Code of Ethics.

3.           Review reports and disclosures of insider and affiliated party transactions.

4.           Advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations and with the Corporation’s Code of Ethics.

5.           Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.           Discuss with management and the Independent Auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation’s financial statements or accounting policies.

7.           Discuss with the Corporation’s general counsel (if any) or outside legal counsel any legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies.

G.           Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Independent Auditor.

EXHIBIT II.B

TO THE

AUDIT COMMITTEE CHARTER OF

NORD RESOURCES CORPORATION

AUDIT COMMITTEE MEMBER INDEPENDENCE REQUIREMENTS

AMEX Rule 121A

The definition of “independent director”, as specified in Rule 121A of the AMEX Company Guide, is set forth below:

"Independent director" means a person other than an officer or employee of the company or any parent or subsidiary. No director qualifies as independent unless the Board of Directors affirmatively determines that the director does not have a material relationship with the listed Corporation that would interfere with the exercise of independent judgment. In addition, audit committee members must also comply with the requirements set forth in the paragraph below. The following is a non-exclusive list of persons who shall not be considered independent:

(a)           a director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company, other than prior employment as an interim Chairman or CEO;

(b)           a director who accepts or has an immediate family member who accepts any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current or any of the past three fiscal years, other than the following:

(1)           compensation for board service,

(2)           payments arising solely from investments in the company's securities,

(3)           compensation paid to an immediate family member who is a non-executive employee of the company or of a parent or subsidiary of the company,

(4)           compensation received for former service as an interim Chairman or CEO,

(5)           benefits under a tax-qualified retirement plan,

(6)           non-discretionary compensation,

(7)           loans permitted under Section 13(k) of the Exchange Act,

(8)           loans from a financial institution provided that the loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, (iii) did not involve more than a normal degree of risk or other unfavorable factors, and (iv) were not otherwise subject to the specific disclosure requirements of SEC Regulation S-K, Item 404, or

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(9)           payments from a financial institution in connection with the deposit of funds or the financial institution acting in an agency capacity, provided such payments were (i) made in the ordinary course of business, (ii) made on substantially the same terms as those prevailing at the time for comparable transactions with the general public , and (iii) not otherwise subject to the disclosure requirements of SEC Regulation S-K, Item 404.

(c)           a director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the company or any parent or subsidiary of the company as an executive officer;

(d)           a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

(e)           a director of the listed company who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the listed company's executive officers serve on that entity's compensation committee;

(f)           a director who is, or has an immediate family member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years.

(g)           in the case of an investment company, in lieu of paragraphs (a) through (f), a director who is an "interested person" of the company as defined in Section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the board of directors or any board committee.

Exchange Act Rule 10A-3

In order to be considered independent for the purposes of Rule 10A-3, a director must meet the following independence standards:

(i)           Each member of the audit committee must be a member of the board of directors of the listed issuer, and must otherwise be independent.

(ii)          In order to be considered to be independent, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(A)           Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

(B)           Be an affiliated person of the issuer or any subsidiary thereof.

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The following definitions apply to the determination of independence under Rule 10A-3:

(1)                     (i)           The term affiliate of, or a person affiliated with, a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

(ii)          A person will be deemed not to be in control of a specified person for purposes of this section if the person:

(1)           Is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person; and

(2)           Is not an executive officer of the specified person.

(iii)          The following will be deemed to be affiliates:

(A)           An executive officer of an affiliate;

(B)           A director who also is an employee of an affiliate;

(C)           A general partner of an affiliate; and

(D)           A managing member of an affiliate.

(2)           The term control (including the terms controlling, controlled by and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

(3)           The term executive officer has the meaning set forth in 17 CFR §240.3b -7.

(4)           The term indirect acceptance by a member of an audit committee of any consulting, advisory or other compensatory fee includes acceptance of such a fee by a spouse, a minor child or stepchild or a child or stepchild sharing a home with the member or by an entity in which such member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to the issuer or any subsidiary of the issuer.

(5)           The terms listed and listing refer to securities listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.

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EXHIBIT II.C

TO THE

AUDIT COMMITTEE CHARTER OF

NORD RESOURCES CORPORATION

AUDIT COMMITTEE FINANCIAL LITERACY REQUIREMENTS

AMEX Rule 121B(a(ii))

Each member of the Audit Committee will qualify as being financially literate if he or she:

“is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Additionally, the company must certify that it has, and will continue to have, at least one member of the audit committee who is financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities. A director who qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K, [or] Item 401(e) of Regulation S-B is presumed to qualify as financially sophisticated”.

II.C - 1

EXHIBIT II.D

TO THE

AUDIT COMMITTEE CHARTER OF

NORD RESOURCES CORPORATION

DEFINITION OF AUDIT COMMITTEE FINANCIAL EXPERT

As of the date of adoption of the Audit Committee Charter, “audit committee financial expert” is defined in the same way in Item 401(h) of Regulation S-K and Item 401(e) of Regulation S-B, as follows:

“(2)           For purposes of this Item, an audit committee financial expert means a person who has the following attributes:

(i)           An understanding of generally accepted accounting principles and financial statements;

(ii)          The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(iii)         Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the small business issuer’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv)         An understanding of internal controls and procedures for financial reporting; and

(v)           An understanding of audit committee functions.

(3)           A person shall have acquired such attributes through:

(i)           Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

(ii)          Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(iii)         Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(iv)         Other relevant experience.

(4)           Safe Harbor

(i)           A person who is determined to be an audit committee financial expert will not be deemed an expert for any purpose, including without limitation for purposes of section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item 401.

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(ii)          The designation or identification of a person as an audit committee financial expert pursuant to this Item 401 does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

(iii)        The designation or identification of a person as an audit committee financial expert pursuant to this Item 401 does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.”

II.D - 2

NORD RESOURCES CORPORATION
1 West Wetmore Road, Suite 203
Tucson, Arizona 85705

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Wayne M. Morrison and Ronald A. Hirsch as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Nord Resources Corporation held of record by the undersigned on July 20, 2012, at the Annual Meeting of Stockholders to be held at the Embassy Suites located at 3110 East Skyline Drive, Tucson, Arizona, 85718, on September 18, 2012 at 10:00 a.m. (Pacific Standard Time) or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting to Be Held on September 18, 2012.

The Proxy Statement and form of Proxy, as well as the
Company’s Annual Report on Form 10-K
for the year ended December 31, 2011
are available on the Internet at:

http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=04558.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF
NORD RESOURCES CORPORATION
September 18, 2012

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors.	Nominees:
[ ] FOR ALL NOMINEES	[ ] Ronald A. Hirsch
[ ] WITHHOLD AUTHORITY FOR ALL NOMINEES	[ ] Stephen D. Seymour
[ ] FOR ALL EXCEPT (see instruction below)	[ ] Douglas P. Hamilton
[ ] John F. Cook
Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold as shown here:

		For	Against	Abstain

2.	To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm.	[ ]	[ ]	[ ]

Unless otherwise instructed, this proxy will be voted FOR all nominees listed in Proposal 1 and FOR proposal 2. This proxy will also be voted in the discretion of the holders hereof in favor of any proposal to adjourn or postpone the Meeting, and upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

[ ]

_________________________________________	_________________________________________
Signature of Stockholder:	Signature of Stockholder:
Name:	Name:
Date:	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.